                                                                    EXHIBIT 24


                               POWERS OF ATTORNEY
                       DIRECTORS OF UNITED BANCORP, INC.

     Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint James W. Everson or Ronald S. Blake, or either one of them acting alone, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of United Bancorp, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933, common stock to be issued in connection with the United Bancorp, Inc., Dividend Reinvestment Plan, by the Company, and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Evansville, Ohio, this 15th day of February, 1996.

/s/Michael J. Arciello
----------------------------
Michael J. Arciello

/s/ Herman E. Borkoski
----------------------------
Herman E. Borkoski

/s/ John H. Clark, Jr.
----------------------------
John H. Clark, Jr.

/s/ Donald A. Davison
----------------------------
Donald A. Davison

/s/ Dr. Leon F. Favede
----------------------------
Dr. Leon F. Favede

/s/ Premo R. Funari
----------------------------
Premo R. Funari

/s/ Albert W. Lash
----------------------------
Albert W. Lash

/s/ John Hoopingarner
----------------------------
John Hoopingarner

/s/ Richard L. Riesbeck
----------------------------
Richard L. Riesbeck

/s/ Matthew C. Thomas
----------------------------
Matthew C. Thomas

                                       26